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EXHIBIT 32.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Physical Spa & Fitness Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darrie Lam, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Darrie Lam
-------------------------
Darrie Lam
Chief Financial Officer

November 13, 2006